Investing for the Long Run® 3Q22 W. P. Carey Inc. Investor Presentation Exhibit 99.3

Investing for the Long Run® Table of Contents Overview Real Estate Portfolio Balance Sheet ESG 3 7 18 23 Unless otherwise noted, all data in this presentation is as of September 30, 2022. Amounts may not sum to totals due to rounding.

3 Overview

4 One of the largest owners of net lease real estate and among the top 20 REITs in the MSCI US REIT Index Highly diversified portfolio by geography, tenant, property type and tenant industry Successful track record of investing and operating through multiple economic cycles since 1973 led by an experienced management team U.S. and Europe-based asset management teams Investment grade balance sheet with access to multiple forms of capital Stable cash flows derived from long-term leases that contain strong contractual rent bumps W. P. Carey (NYSE: WPC) is a REIT that specializes in investing in single-tenant net lease commercial real estate, primarily in the U.S. and Northern and Western Europe Company Highlights Orgill | Warehouse | Inwood, WV Turkey Hill | Industrial | Conestoga, PA

5 Investment Strategy Transactions Evaluated on Four Key Factors Creditworthiness of Tenant • Industry drivers and trends • Competitor analysis • Company history • Financial wherewithal Criticality of Asset • Key distribution facility or profitable manufacturing plant • Critical R&D or data-center • Top performing retail stores • Corporate headquarters Fundamental Value of the Underlying Real Estate • Local market analysis • Property condition • 3rd party valuation / replacement cost • Downside analysis / cost to re-lease Transaction Structure and Pricing • Lease terms – rent growth and maturity • Financial covenants • Security deposits / letters of credit • Generate attractive risk-adjusted returns by investing in net lease commercial real estate, primarily in the U.S. and Northern and Western Europe • Protect downside by combining credit and real estate underwriting with sophisticated structuring and direct origination • Acquire “mission-critical” assets essential to a tenant’s operations • Create upside through rent escalations, credit improvements and real estate appreciation • Capitalize on existing tenant relationships through accretive expansions, renovations and follow-on deals • Hallmarks of our approach: • Diversification by tenant, industry, property type and geography • Disciplined • Opportunistic • Proactive asset management • Conservative capital structure

6 • Asset management offices in New York and Amsterdam • W. P. Carey has proven experience repositioning assets through re-leasing, restructuring and strategic disposition • Generates value creation opportunities within our existing portfolio • Five-point internal rating scale used to assess and monitor tenant credit and the quality, location and criticality of each asset Domestic and international asset management capabilities to address lease expirations, changing tenant credit profiles and asset repositioning or dispositions Proactive Asset Management Asset Management Risk AnalysisAsset Management Expertise Bankruptcy Watch List Implied IG Investment Grade Stable Tenant Credit Obsolete Residual Risk Stable Class B Class A Asset Quality Not Critical Non- Renewal Possible Renewal Critical- Renewal Likely Highly Critical Asset Criticality Asset Location No Tenant Demand Limited Tenant Demand / Challenging Location Alternative Tenant Demand Good Location / Active Market Prime Location / High Tenant Demand Operational • Lease compliance • Insurance • Property inspections • Non-triple net lease administration • Real estate tax • Projections and portfolio valuation Transaction • Leasing • Dispositions • Lease modifications • Credit and real estate risk analysis • Building expansions and redevelopment • Tenant distress and restructuring Risk Management Scale

7 Real Estate Portfolio

8 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of September 30, 2022. 2. Other includes leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases, as well as leases with no escalations. 3. Metrics shown for operating self-storage portfolio only; excludes net-lease self-storage assets which are captured in net-lease portfolio metrics. Large Diversified Portfolio (1) N et -L ea se P or tfo lio Number of Properties 1,428 Number of Tenants 391 Square Footage 174.9 million ABR $1.33 billion US / Europe / Other (% of ABR) 65% / 32% / 3% Contractual Rent Escalation: CPI-linked / Fixed / Other (2) 55% / 40% / 4% WALT 10.9 years Occupancy 98.9% Investment Grade Tenants (% of ABR) 31.5% Top 10 Tenant Concentration (% of ABR) 18.0% Se lf St or ag e (3) Number of Properties 84 Number of Units ~52,000 Average Occupancy 91.9%

9 26% 24% 18% 16% 5% 11% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of September 30, 2022. 2. Includes automotive dealerships. 3. Includes education facility, hotel (net lease), laboratory, specialty, fitness facility, research and development, student housing (net lease), theater, funeral home, restaurant, land and parking. 4. Includes tenants in the following industries: insurance; chemicals, plastics and rubber; non-durable consumer goods; banking; metals; aerospace and defense; telecommunications; media: broadcasting and subscription; media: advertising, printing and publishing; wholesale; oil and gas; utilities: electric; environmental industries; consumer transportation; forest products and paper; electricity and real estate. Property and Industry Diversification (1) Tenant Industry Diversification (% of ABR) Property Type Diversification (% of ABR) 50% Industrial / Warehouse Industrial 26% Warehouse 24% Office 18% Retail (2) 16% Self-storage (Net Lease) 5% Other (3) 11% 20% 8% 8% 6% 5%5%4% 4% 4% 4% 3% 3% 3% 3% 3% 17% Retail Stores (2) 20% Consumer Services 8% Beverage and Food 8% Automotive 6% Grocery 5% Cargo Transportation 5% Hotel and Leisure 4% Healthcare and Pharmaceuticals 4% Capital Equipment 4% Business Services 4% Containers, Packaging and Glass 3% Construction and Building 3% Durable Consumer Goods 3% Sovereign and Public Finance 3% High Tech Industries 3% Other (4) 17%

10 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of September 30, 2022. One of the lowest Top 10 concentrations among the net lease peer group Top Ten Net Lease Tenants (1) Tenant Description Number of Properties ABR ($ millions) WALT (years) % of Total Net lease self-storage properties in the U.S. 78 $39 1.6 2.9% Government office properties in Spain 70 27 12.2 2.0% Business-to-business wholesale stores in Italy & Germany 20 25 6.1 1.9% Do-it-yourself retail properties in Germany 35 25 14.4 1.9% Net lease self-storage properties in the U.S. 27 23 21.6 1.7% Net lease hotel properties in the U.S. 18 21 1.3 1.6% K-12 private schools in the U.S. 3 21 21.0 1.6% Do-it-yourself retail properties in Poland 26 20 7.9 1.5% Distribution facilities in the U.S. 29 20 10.3 1.5% Industrial properties in the U.S. & Canada 27 19 20.7 1.4% Top 10 333 $240 10.9 yrs 18.0% State of Andalucia

11 United States, 65%, $867MM Europe, 32%, $432MM Other (2), 3%, $34MM 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of September 30, 2022. 2. Includes Canada (1.2%), Mexico (0.8%), Mauritius (0.4%) and Japan (0.2%). W. P. Carey has been investing internationally for approximately 25 years, primarily in Northern and Western Europe Geographic Diversification (1) Through our financing and hedging strategies, we’ve significantly mitigated currency risk through a combination of over-weighting our debt in foreign currencies and utilizing contractual cash flow hedges.

12 Uncapped CPI, 37% Fixed, 40% Capped CPI, 18% Other, 4% (2) 55% CPI-linked None, 0.7% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of September 30, 2022. 2. Represents leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases. Over 99% of ABR comes from leases with contractual rent increases, including 55% linked to CPI Internal Growth from Contractual Rent Increases (1)

13 2.0% 1.8% 1.9% 1.6% 1.5% 1.6% 1.5% 1.6% 1.8% 2.7% 3.0% 3.4% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% 2.2% 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 1. Contractual same store portfolio includes leases that were continuously in place during the period from September 30, 2021 to September 30, 2022. Excludes leases for properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of September 30, 2022. Contractual same store growth of 3.4% (1) Same-Store ABR Growth

14 0.6% 4.3% 6.9% 4.6% 4.3% 6.2% 4.9% 4.9% 5.2% 5.1% 3.1% 49.9% 0% 10% 20% 30% 40% 50% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter(3) 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of September 30, 2022. 2. Assumes tenants do not exercise any renewal or purchase options. 3. Includes ABR of $16.1 million from a tenant (Marriott Corporation) with a lease expiration in January 2023. 4. Includes ABR of $38.8 million from a tenant (U-Haul Moving Partners, Inc. and Mercury Partners, LP) that holds an option to repurchase the 78 properties it is leasing in April 2024. There can be no assurance that such repurchase will be completed. Weighted-average lease term of 10.9 years Lease Expirations and Average Lease Term (1) Lease Expirations (% ABR) (2) (4)

15 1. Historical data through 2021 includes W. P. Carey and the following CPA REITs: Corporate Property Associates 12 Incorporated, Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated, Corporate Property Associates 16 – Global Incorporated, Corporate Property Associates 17 – Global Incorporated (CPA:17) and Corporate Property Associates 18 – Global Incorporated (CPA:18). Portfolio information excludes operating properties. 2. Represents occupancy for each completed year at December 31. Otherwise, occupancy shown is for the most recent quarter. Stable occupancy maintained during the global financial crisis and throughout the COVID-19 pandemic Historical Occupancy (1) 97.1% 96.6% 97.3% 98.4% 98.8% 99.0% 99.2% 99.3% 99.8% 98.3% 98.9% 98.5% 98.5% 98.9% 0% 20% 40% 60% 80% 100% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 Occupancy (% Square Feet) (2)

16 Recent investment activity has been focused primarily on mission critical industrial and warehouse properties and essential retail Recent Acquisitions – Case Studies Recent Acquisitions Purchase Price: $29 / $14 million Transaction Type: Sale-leaseback Facility Type: Industrial Location: Medina, Ohio / Orzinuovi, Italy Size: 368,465 / 155,355 square feet Lease Term: 20-year lease Rent Escalation: Fixed CentroMotion June / August 2022 Purchase Price: $20 million Transaction Type: Sale-leaseback Facility Type: Retail Location: Various, Spain Size: 109,179 square feet Lease Term: 15-year lease Rent Escalation: Spanish CPI Eroski July 2022 Purchase Price: $30 million Transaction Type: Sale-leaseback Facility Type: Warehouse Location: Westlake, Ohio Size: 392,400 square feet Lease Term: 20-year lease Rent Escalation: Fixed True Value August 2022

17 Capital investments have become a more meaningful part of our investment activity and allow us to pursue follow-on opportunities with existing tenants Capital Investments – Case Studies Recent Capital Investments Investment: $69 million renovation Facility Type: Warehouse Location: Bowling Green, KY Size: N/A Lease Term: 15-year lease Rent Escalation: Fixed Henkel Completed April 2022 Investment: $10 million renovation* Facility Type: Industrial Location: Conestoga, PA & Searcy, AR Size: N/A Lease Term: 25-year lease Rent Escalation: Fixed * Follow-on to initial $70 million sale- leaseback in 2019 and $14 million follow- on sale-leaseback in 2021 Turkey Hill Completed June 2022 Investment: $25 million build-to-suit Facility Type: Research and Development Location: Wageningen, The Netherlands Size: 63,762 square feet Lease Term: 20-year lease Rent Escalation: Dutch CPI Upfield Group Completed July 2022

18 Balance Sheet

19 1. Based on a closing stock price of $69.80 on September 30, 2022 and 208,032,718 common shares outstanding as of September 30, 2022. 2. Pro rata net debt to enterprise value and pro rata net debt to Adjusted EBITDA are based on pro rata debt less consolidated cash and cash equivalents. 3. Gross assets represent consolidated total assets before accumulated depreciation on real estate. Gross assets are net of accumulated amortization on in-place lease and above-market rent intangible assets. 4. Adjusted EBITDA represents 3Q22 annualized Adjusted EBITDA, as reported in the Form 8-K filed with the SEC on November 4, 2022. Balance Sheet Overview Capitalization (%) • Size: Large, well-capitalized balance sheet with $22.3B in total enterprise value • Liquidity: Ample liquidity of $2.2B at quarter end, including $642MM of forward equity • Credit Rating: Upgraded to Baa1 (stable) by Moody’s, rated BBB (positive) by S&P • Leverage: Maintain conservative leverage targets (mid-to-high 5s Net Debt to EBITDA) • Capital Markets: Demonstrated strong access to capital markets – ATM: $675MM issued year-to-date, including $456MM of forward equity. $340MM issued in 2021. – Private Placement: €150MM of 3.41% Senior Unsecured Notes due 2029 and €200MM of 3.70% Senior Unsecured Notes due 2032 issued in Sep 2022 – Green Bond: $350MM of 2.45% Notes due 2032 issued in Oct 2021 – Equity Issuance: $860MM of equity forward offerings in 2021 – Bond Issuance: €525MM of 0.95% Notes due 2030 and $425MM of 2.25% Notes due 2033 issued in 2021 Balance Sheet Highlights Capitalization ($MM) 9/30/22 Total Equity (1) $14,521 Pro Rata Net Debt Senior Unsecured Notes USD 2,900 Senior Unsecured Notes EUR 2,803 Mortgage Debt, pro rata USD 743 Mortgage Debt, pro rata (EUR $353 / Other $151) 505 Unsecured Revolving Credit Facility USD 446 Unsecured Revolving Credit Facility (Other $17) 17 Unsecured Term Loans (EUR $210 / GBP $298) 508 Total Pro Rata Debt $7,921 Less: Cash and Cash Equivalents (186) Total Pro Rata Net Debt $7,735 Enterprise Value $22,255 Total Capitalization $22,442 Leverage Metrics Pro Rata Net Debt / Adjusted EBITDA (2)(4) 5.6x Pro Rata Net Debt / Enterprise Value (1)(2) 34.8% Total Consolidated Debt / Gross Assets (3) 40.2% Weighted Average Interest Rate (pro rata) 3.0% Weighted Average Debt Maturity (pro rata) 4.6 years 65%25% 6% 4% Equity (1) Senior Unsecured Notes Mortgage Debt (pro rata) Unsecured Revolving Credit Facility / Term Loans

20 Principal at Maturity (1) Debt Maturity Schedule 86 402 225 357 97 21 487 487 487 487 146 512 195 500 450 350 325 500 350 425 508 463 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Mortgage Debt Unsecured Bonds (EUR) Unsecured Bonds (USD) Unsecured Term Loans Unsecured Credit Facility % of Total (4) 1.1% 5.1% 15.4% 22.6% 11.9% 6.5% 6.2% 6.0% 6.5% 6.4% 6.9% 5.4% Interest Rate (4) 6.1% 3.8% 3.5% 3.5% 3.3% 2.2% 1.4% 3.7% 1.0% 2.4% 2.9% 2.3% $M M 1. Reflects amount due at maturity, excluding unamortized discount and unamortized deferred financing costs. 2. Reflects pro rata balloon payments due at maturity. W. P. Carey has two fully amortizing mortgages due in 2031 ($3MM) and 2039 ($3MM). 3. Includes amounts drawn under the credit facility as of September 30, 2022. 4. Reflects the weighted average percentage of debt outstanding and the weighted average interest rate for each year based on the total outstanding balance. (2) (3)

21 Metric Covenant September 30, 2022 Total Leverage Total Debt / Total Assets ≤ 60% 38.7% Secured Debt Leverage Secured Debt / Total Assets ≤ 40% 5.8% Fixed Charge Coverage Consolidated EBITDA / Annual Debt Service Charge ≥ 1.5x 5.8x Maintenance of Unencumbered Asset Value Unencumbered Assets / Total Unsecured Debt ≥ 150% 251.0% 1. This is a summary of the key financial covenants for our Senior Unsecured Notes, along with estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants governing the Senior Unsecured Notes. 2. As of September 30, 2022, our Senior Unsecured Notes consisted of the following note issuances: (i) $500 million 4.60% senior unsecured notes due 2024, (ii) €500 million 2.25% senior unsecured notes due 2024, (iii) $450 million 4.00% senior unsecured notes due 2025, (iv) $350 million 4.25% senior unsecured notes due 2026, (v) €500 million 2.25% senior unsecured notes due 2026, (vi) €500 million 2.125% senior unsecured notes due 2027, (vii) €500 million 1.35% senior unsecured notes due 2028, (viii) $325 million 3.85% senior unsecured notes due 2029, (ix) €525 million 0.95% senior unsecured notes due 2030, (x) $500 million 2.40% senior unsecured notes due 2031, (xi) $350 million 2.45% senior unsecured notes due 2032 and (xii) $425 million 2.25% senior unsecured notes due 2033. Excludes the €150MM 3.41% senior unsecured notes due 2029 and €200MM 3.70% senior unsecured notes due 2032 issued in the September 2022 private placement offering. Unsecured Bond Covenants (1) Investment grade balance sheet with a recent upgrade to Baa1 (stable) from Moody’s and a BBB (positive) from S&P Senior Unsecured Notes (2)

22 $1.65 $1.67 $1.69 $1.70 $1.72 $1.73 $1.76 $1.79 $1.82 $1.88 $1.96 $2.00 $2.03 $2.19 $2.44 $3.39 $3.69 $3.83 $3.93 $4.01 $4.09 $4.14 $4.17 $4.21 $4.24 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Note: Past performance does not guarantee future results. 1. Based on a stock price of $69.80 as of September 30, 2022, and a cash dividend of $1.061 per share declared during 3Q22. 2. Full year dividends declared per share, excluding special dividends. 2022 represents 3Q22 annualized. W. P. Carey has increased its dividend every year since going public in 1998 History of Consistent Dividend Growth Dividends per Share (2) • Current annualized dividend of $4.24 with a yield of 6.1% (1) • Conservative and stable payout ratio since conversion to a REIT in September 2012

23 ESG

24 ESG Strategy Environmental Social Governance • Evaluate and target new sustainability-linked investment opportunities, with the goal of growing ABR and portfolio prominence from Green Buildings(1) • Proactively manage our portfolio’s major climate change risks by collecting tenant data and working to integrate with benchmarking organizations, such as GRESB and CDP(2) • Match our current and future Eligible Green Projects(3) with green-linked financing, including the completion of our inaugural $350MM Green Bond offering in October 2021 – Green Bond has now been fully allocated and we have published a comprehensive allocation report on our website • Recent sustainability-linked investments include: – $20MM expansion / solar roof installation for a BREEAM “Excellent” certified distribution facility – $28MM expansion for a LEED Gold certified supermarket warehouse distribution center – $195MM acquisition of a targeted BREEAM “Very Good” logistics facility • Corporate philosophy of Doing Good while Doing Well® and Carey Forward and Carey the Torch programs promote employee volunteer efforts and support community initiatives • Signatory of CEO Act!on Pledge for Diversity & Inclusion; DEI Advisory Committee coordinates our efforts to facilitate conversations around race, gender & other important topics • Prioritize our employees and maintain a safe and inclusive work environment, where we can attract and retain a high-caliber workforce • Recognized as a constituent again in Bloomberg Equality Index for 2022 • Our workforce: • Women represent: • Commitment to managing risk, providing transparent disclosure and being accountable to our stakeholders • Maintained the highest QualityScore rating of “1” from ISS in Governance • Female representation on our Board represent 30% of directors • Key Governance Highlights  9 out of 10 independent directors, including a separate independent chairman  No related-party transactions  Independence of Directors reviewed annually  Limitation on over-boarding  Proxy access with “3/3/20/20” market standard  Opted out of Maryland staggered board provisions, annual director elections  No poison pill 39% Racial / Ethnic Diversity (4) 180+ Global Employees 39 Average Employee Age 48% of Global Workforce 33% of Executive Team 42% of Managers 30% of our directors 1. For a building to be considered “green certified” under our investment criteria, it must at a minimum be certified by LEED, BREEAM or a similarly recognized organization or certification process. 2. GRESB – “Global Real Estate Sustainability Benchmark” and CDP – “Carbon Disclosure Project”. 3. Eligible Green Projects are defined in WPC’s Green Financing Framework, available on our website. 4. Data is collected by our Human Resources Department and is only for our U.S.-based employees. • Since our founding in 1973, we have maintained the commitment that acting responsibly towards our stakeholders and our communities is fundamental to being a good corporate citizen • Our cross-functional ESG Committee serves to support our ongoing commitment to environmental and sustainability initiatives, corporate social responsibility and corporate governance

25 Investment Case Study In 2021, we acquired a “BREEAM® Very Good” certified, Class-A logistics facility leased to Jaguar Land Rover Ltd., the U.K.’s largest premium automotive manufacturer Jaguar Land Rover Solihull, United Kingdom  1.1-million-square-foot, newly constructed facility adjacent to JLR’s largest U.K. manufacturing plant  LED motion-sensitive lighting  Targeted Energy Performance Certificate (EPC) Rating: “A”  90 bicycle spaces; 1,150 space multi-story car park  Includes wellness facilities  Lease Term: 30 years with inflation-based rent escalations  Total Investment: $195 million

26 Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 (as amended, the “Securities Act”) and the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” “opportunities,” “possibility,” “strategy,” “maintain” or the negative version of these words and other comparable terms. These forward-looking statements include, but are not limited to, statements that are not historical facts. These statements are based on the current expectations of our management, and it is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of factors that could have material adverse effects on our future results, performance or achievements and cause our actual results to differ materially from the forward-looking statements. These factors include, but are not limited to, the ability to achieve anticipated benefits and savings, risks related to the potential disruption of management’s attention due to the consolidation following the merger, operating results and businesses generally, unpredictability and severity of catastrophic events, including but not limited to the risks related to the effects of pandemics and global outbreaks of contagious diseases (such as the current COVID-19 pandemic) and domestic or geopolitical crises, such as terrorism, military conflict (including the ongoing conflict between Russia and Ukraine and the global response to it), war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part I, Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. Cautionary Statement Concerning Forward-Looking Statements All data presented herein is as of September 30, 2022 unless otherwise noted. Amounts may not sum to totals due to rounding. Past performance does not guarantee future results.

27 EBITDA and Adjusted EBITDA We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses on sale of real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Adjusted EBITDA reflects adjustments for unconsolidated partnerships and jointly owned investments. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and noncore items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies. Other Metrics Pro Rata Metrics This presentation contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments. Multiplying each of our jointly owned investments’ financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investments. ABR ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of June 30, 2022 or September 30, 2022. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis. The following non-GAAP financial measures are used in this presentation Disclosures